Earnings per unit and cash distributions Earnings per unit and cash distributions (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Calculations of basic and diluted earnings per unit
The calculations of basic and diluted earnings per unit are presented below. Earnings per unit information has not been presented for any period prior to the Company’s IPO as the information is not comparable due to the change in the Company’s structure and the basis of preparation of the financial statements as described in Note 1.

(in US $ millions, except per unit data)	Year ended December 31, 2014	Year ended December 31, 2013
Net income attributable to:
Common unitholders	$109.2	$56.4
Subordinated unitholders	29.0	30.2
Seadrill member interest (1)	—	57.8
Net income attributable to Seadrill Partners LLC owners	$138.2	$144.4

Weighted average units outstanding (basic and diluted) (in thousands):
Common unitholders	62,374	26,266
Subordinated unitholders	16,543	16,543

Earnings per unit (basic and diluted):
Common unitholders	$1.75	$2.15
Subordinated unitholders	$1.75	$1.83

Cash distributions declared and paid in the period per unit (2)	$1.6025	$1.2325

Subsequent event: Cash distributions declared and paid relating to the period per unit (3) :	$0.5675	$0.4450

(1)
Pre-acquisition net income from entities acquired from Seadrill in common control transactions during 2013 (See Note 3), has been allocated to the Seadrill member interest. The Seadrill member interest, and its rights to the Incentive distribution rights, is owned by the predecessor owner of acquired entities, Seadrill Limited. Included within the amount allocated to the Seadrill member interest in 2013 is $0.5 million allocated to the Incentive distribution rights.

(2)	Refers to the cash distributions relating to the period declared and paid during the year.

(3)	Refers to the cash distribution relating to the period, declared and paid subsequent to the year-end.